CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
Keystone Strategic Income Fund


     We consent to the use of our reports incorporated herein by reference and to the references to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the prospectus/proxy statement.



                                             KPMG Peat Marwick LLP


Boston, Massachusetts
May 22, 1997